Exhibit 99.1

UNIT PURCHASE AGREEMENT

This Unit Purchase Agreement (the “Agreement”), dated as of the ____ day of May, 2008 (the “Effective Date”) is entered into by and between Randall O’Kane, an individual (“O’Kane”), Keith Allberg, an individual (“Allberg”), Peter Ouimette, an individual (“Ouimette,” and together with O’Kane and Allberg, “Sellers”), and International Isotopes, Inc., a Texas corporation (“Purchaser”).

RECITALS

A.

Sellers collectively own sixty-six (66) units of limited liability company interest of RadQual, LLC, an Ohio limited liability company (“RadQual”).

B.

O'Kane and Purchaser entered into that certain Option and Unit Purchase Agreement dated as of April 12, 2007 (“O'Kane Agreement”) whereby Purchaser purchased 5.5 units of limited liability company interest of RadQual and has the option to purchase an additional 12.5 units of limited liability company interest of RadQual.  On May [2] , 2008, or thereabouts, Purchaser exercised its option to purchase 5 more units of limited liability company interest of RadQual and owns 10.5 units of limited liability company interest of RadQual prior to consummation of this transaction.

C.

Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, a total of eleven (11) units of limited liability company interest of RadQual, of which one (1) will be purchased from O’Kane, five (5) will be purchased from Allberg, and five (5) will be purchased from Ouimette (collectively, the “Units”), upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties do hereby incorporate the above recitals in this Agreement and do hereby agree as follows:

ARTICLE 1

Purchase and Sell

1.1

Agreement to Purchase and Sell.  Upon the terms and subject to the conditions set forth herein, Sellers shall sell and transfer to Purchaser, and Purchaser shall purchase from Sellers, all of Sellers’ rights, title and interest in the Units.  Upon such purchase, Purchaser shall own the Units free and clear of any and all liens, mortgages, pledges, security interests, restrictions, restrictions on transfer, prior assignments, encumbrances and claims of any kind or nature whatsoever, excepting only those that will be imposed by this Agreement, the Operating Agreement of RadQual, LLC, dated June 5, 2007 (the “Operating Agreement”), and/or by applicable securities laws as they relate to the sale or distribution of the Units.  The sale and transfer of the Units shall be effective as of the Effective Date.

1.2

Cancellation of O'Kane Agreement.  In consideration of the purchase and sale of Units set forth herein, Purchaser and O’Kane hereby agree that this Agreement supersedes and supplants the O'Kane Agreement and the O'Kane Agreement is hereby cancelled and rendered null and void.

1.3

Purchase Price.  As further consideration for the sale of the Units, Purchaser shall pay to Sellers the sum of Sixty Thousand Dollars ($60,000) per Unit, for a total purchase price of Six Hundred Sixty Thousand Dollars ($660,000) (the “Purchase Price”) payable in the form of unregistered shares of Purchaser’s common stock (the “Shares”) valued as determined by the five day average closing price per publicly traded Share for the five (5) trading days preceding the Effective Date.

The Purchase Price shall be allocated as follows:

Seller	Purchase Price
Randall O’Kane	$60,000
Keith Allberg	$300,000
Peter Ouimette	$300,000

ARTICLE 2

Closing

2.1

Seller Deliveries.  On or prior to the Effective Date, Sellers shall deliver to Purchaser the following, in each case duly executed:

a)

The certificate or certificates representing the Units;

b)

A written resolution of the Members of RadQual, in substantially the form attached hereto as Exhibit A, approving the transfer of the Units to Purchaser and waiving the requirement of a legal opinion regarding registration of the Units under applicable securities laws;

c)

Executed copies of the Confidential Investor Questionnaire, executed by each Seller, in substantially the form attached hereto as Exhibit B; and

d)

Such other documents as Purchaser shall reasonably request in order to consummate the transactions contemplated hereby.

2.2

Purchaser Deliveries.  On or prior to the Effective Date, Purchaser shall deliver to Sellers the following, in each case duly executed:

a)

Shares of Purchaser’s common stock valued at Six Hundred Sixty Thousand Dollars ($660,000) as of the Effective Date, allocated to each Seller as set forth in Section 1.2; and

b)

Such other documents as Sellers shall reasonably request in order to consummate the transactions contemplated hereby.

ARTICLE 3

Representations and Warranties of Sellers

3.1

With respect to the sale of the Units, each Seller jointly and severally represents and warrants on the date hereof as follows:

a)

Seller is an individual and has full right, power, and authority to execute, deliver, and perform this Agreement.

b)

The execution, delivery and performance of this Agreement by Seller has been authorized by all necessary action on the part of Seller, RadQual and the members of RadQual.  This Agreement has been, and the other documents to be executed and delivered by Seller hereunder will be, duly executed and delivered by Seller.

c)

This Agreement and the other documents to be executed and delivered by Seller hereunder are, or upon the execution and delivery thereof as contemplated hereby will be, the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms.

d)

None of the execution, delivery or performance of this Agreement by Seller will conflict with, result in a breach of or constitute a default or require the consent of or filing with any third party under, any contract, agreement or other instrument to which Seller is a party or by which he is bound or affected or any law, statute, rule, regulation, ordinance, writ, order or judgment to which Seller is subject or by which he is bound or affected.

e)

Seller has, and upon transfer to Purchaser in accordance with the terms hereof Purchaser will have, good and marketable title to the Units, free and clear of all mortgages, liens, claims, encumbrances and other security arrangements or restrictions of any kind other than those created by, under or through Purchaser.

f)

No consent, approval, authorization, order, registration, or qualification of or with any court or governmental agency or body of the United States or any state or other jurisdiction within the United States is required to be obtained or made by Seller for the consummation of the transactions contemplated by this Agreement, in connection with the purchase or sale of the Units.

g)

There is no action, suit, proceeding or investigation pending, or to Seller’s knowledge threatened, against Seller or involving the Units which questions or challenges the validity of this Agreement or any action taken or to be taken by Seller pursuant to this Agreement, and, to Seller’s knowledge, there is no basis for any such action, suit, proceeding or investigation.

3.2

With respect to the acquisition of the Shares, Seller represents and warrants on the date hereof as follows:

a)

Seller understands that the Shares have not been registered under the Securities Act of 1933, as amended, or any state securities laws (the “Acts”) in reliance upon exemptions available for limited or non-public offerings.  Consequently, this transfer has not been subject to review and comment by the staff of the Securities and Exchange Commission or any other similar state securities agency.

b)

Seller had and continues to have an opportunity:  (i) to question, and to receive information from executive officers of the Purchaser concerning the Shares, and concerning the Purchaser; and (ii) to obtain any and all additional information which Seller deems relevant to make an informed decision, provided in both cases that the Purchaser possesses such information or can acquire it without unreasonable effort or expense.

c)

Seller is not subject to:  (i) any outstanding judgments or involved in any litigation or other dispute which, if an adverse decision was reached, would adversely affect his or her financial situation; or (ii) bankruptcy, reorganization, or debt restructuring.

d)

Seller did not learn of the Shares and was not attracted or induced to acquire a direct or indirect investment in the Shares, as a result of any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to him or her.

e)

The information supplied by Seller in the Confidential Investor Questionnaire is accurate and correct in all material respects.

f)

Seller is a U.S. person.  Or, in the alternative, if Seller is a foreign person, Seller is not acquiring the Shares for the account or benefit of any U.S. person.

g)

Seller has no intent of changing his state of principal residence.

h)

Seller has sufficient knowledge and experience in business and financial matters in general and is capable of utilizing the available information to evaluate the merits and risks involved in acquiring the Shares.

i)

Seller is capable of bearing all the economic risks involved in the acquisition on the Shares.

j)

Seller is acquiring the Shares for Seller’s own account, for investment, and with no view to the resale or distribution thereof.

k)

Seller understands that Seller must bear the economic risk of the investment in the Shares for an indefinite period because the Shares have not been registered under the Acts and, therefore, are subject to restrictions upon transfer imposed by securities laws and that the Shares may not be sold or otherwise transferred unless they are registered under the Acts or an exemption from such registration is available.  Seller understands that Purchaser is not under any obligation, and has no present intention, to file a registration statement under the Acts or to comply with any exemptions under the Acts for purposes of any resales.

l)

Seller shall not assign, sell, or make any other disposition of any Shares in the absence of an effective registration statement, qualification, or other authorization relating thereto under the Acts, or an opinion of qualified counsel satisfactory to Purchaser to the effect that the proposed assignment, sale, or other disposition of the Shares will neither constitute nor result in any violation of the Acts.  Any certificates or other documents which may be issued representing the Shares shall be endorsed with a legend to this effect (in addition to any other legends that, in the opinion of Purchaser's counsel, may be required):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS.  THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

m)

The representations, warranties and covenants herein contained are made and given by Seller to induce Purchaser to sell and issue the Shares to Seller, and each representation, warranty, and covenant constitutes a material portion of the consideration therefore.

n)

Seller understands and acknowledges that no statements made by the Purchaser should be construed as tax or legal advice and that Seller should seek the advice of his own advisors, accountants, and legal counsels in making his investment decision.

ARTICLE 4

Representations and Warranties of Purchaser

Purchaser represents and warrants on the date hereof as follows:

4.1

Status.  Purchaser is a corporation duly formed and in existence under the laws of the state of its formation with full power and capacity to execute, deliver and perform this Agreement.

4.2

Authority; Due Execution.  The execution, delivery and performance of this Agreement by Purchaser has been authorized by all necessary action on the part of Purchaser.  This Agreement has been, and the other documents to be executed and delivered by Purchaser hereunder will be, duly executed and delivered by Purchaser.

4.3

Legal, Valid and Binding Obligations.  This Agreement and the other documents to be executed and delivered by Purchaser hereunder are, or upon the execution and delivery thereof as contemplated hereby will be, the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms.

4.4

No Conflict.  None of the execution, delivery or performance of this Agreement by Purchaser will conflict with, result in a breach of or constitute a default or require the consent of or filing with any third party under any contract, agreement or other instrument to which Purchaser is a party or by which it or its assets are bound or affected or any law, statute, rule, regulation, ordinance, writ, order or judgment to which Purchaser is subject or by which it or its assets are bound or affected.

4.5

Consents.  No consent, approval, authorization, or order, registration, or qualification of or with any court or governmental agency or body of the United States or any state or other jurisdiction within the United States is required to be obtained or made by Purchaser for the consummation of the transactions contemplated by this Agreement, in connection with the purchase or sale of the Units.

4.6

Litigation.  There is no action, suit, proceeding or investigation pending, or to Purchaser’s knowledge threatened, against Purchaser which questions or challenges the validity of this Agreement or any action to be taken by Purchaser pursuant to this Agreement, and, to Purchaser’s knowledge, there is no basis for any such action, suit, proceeding or investigation.

ARTICLE 5

Miscellaneous

5.1

Brokers.  Each party represents to the others that it has not engaged any broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

5.2

Expenses.  All legal and other expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except as otherwise provided in Section 0.

5.3

Survival.  The representations, warranties and agreements of the parties contained in this Agreement shall not be discharged or dissolved upon, but shall survive, the execution of this Agreement and the closing of the transactions contemplated hereby.

5.4

Additional Documents.  From time to time after execution of this Agreement, each of the parties hereto will, without additional consideration, execute and deliver such further instruments and documents and take such other actions as may be reasonably requested by the other party hereto in order to carry out the purposes of this Agreement.

5.5

Binding Effect.  This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

5.6

Entire Agreement; Recitals; Amendments; Waivers.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect thereto.  The Recitals stated above constitute part of the binding provisions and agreements of the parties in this Agreement.  This Agreement may not be modified orally, but only by an agreement in writing signed by the party against whom any waiver or amendment may be sought to be enforced.  No action taken pursuant to this Agreement and no investigation by or on behalf of any party hereto shall be deemed to constitute a waiver by such party of compliance with any representation, warranty, covenant or agreement herein.  The waiver by any party hereto of any condition or of a breach of another provision of this Agreement shall not be construed as a waiver of any other condition or subsequent breach.

5.7

Headings.  The descriptive headings of the sections of this Agreement are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

5.8

Notices.  Any and all notices, designations, consents, offers, acceptances or other communications provided for herein shall be in writing and may be personally served, telecopied or sent by either overnight courier or United States mail and shall be deemed to have been given when delivered in person, upon transmission (and receipt of confirmed answer back) if sent via facsimile, upon receipt if sent via overnight courier, or three (3) business days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed.  For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 0) shall be as follows:

In the case of O’Kane:

Randall O’Kane

8210 Hortonia Drive

Millersville, MD  21108

With a copy to:

[______________________]

[______________________]

[______________________]

In the case of Allberg:

Keith Allberg

164 Buzzell Hill Road

Weare, NH  03281

With a copy to:

[______________________]

[______________________]

[______________________]

In the case of Ouimette:

Peter Ouimette

45 Village Drive

Sandwich, MA 02537

With a copy to:

[______________________]

[______________________]

[______________________]

In the case of Purchaser:

International Isotopes, Inc.

Steve Laflin, President and CEO

4137 Commerce Circle

Idaho Falls, ID  83401

With a copy to:

Melanie G. Rubocki, Esq.

Perkins Coie LLP

251 East Front Street, Suite 400

Boise, Idaho 83702-7310

5.9

Governing Law.  This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the state of Idaho, without regard to its conflicts of law principles.

5.10

Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same documents.

5.11

Attorneys’ Fees.  If any litigation between Seller and Purchaser with respect to this Agreement or the transaction contemplated hereby shall be adjudicated by a judgment, writ, order, injunction, award or decree of any court of competent jurisdiction, the party or parties prevailing thereunder shall be entitled, as part of such judgment, writ, order, injunction, award or decree, to recover from the other party or parties its reasonable attorneys’ fees and costs and expenses of litigation.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

SELLERS:

Randall O’Kane

By:

__________________________________

Randall O’Kane

Keith Allberg

By:

__________________________________

Keith Allberg

Peter Ouimette

By:

__________________________________

Peter Ouimette

PURCHASER:

International Isotopes, Inc.

a Texas corporation

By:

__________________________________

Name:

Steve T. Laflin

Its:

President and Chief Executive Officer

EXHIBIT A

UNANIMOUS CONSENT IN LIEU OF MEETING OF THE MEMBERS

OF RADQUAL, LLC

The undersigned, being all of the Members entitled to vote at meetings of the Members of RadQual, LLC, an Ohio limited liability company (the "Company"), and pursuant to Section 11.1 of the Operating Agreement dated June 5, 2007 (the "Operating Agreement"), by this instrument hereby consent to and approve the adoption of the following resolutions:

Unit Purchase Agreement

WHEREAS, in connection with that certain Unit Purchase Agreement by and among Randall O'Kane ("O'Kane"), Keith Allberg (“Allberg”), Peter Ouimette (“Ouimette”), and International Isotopes, Inc. ("International Isotopes"), dated as of May __, 2008 (the “Agreement”), O’Kane, Allberg, and Ouimette shall sell and transfer, and International Isotopes shall purchase, eleven (11) units of limited liability company interests in the Company (the “Units”) comprising one (1) Unit from O’Kane, five (5) Units from Allberg, and five (5) Units from Ouimette.

NOW, THEREFORE, BE IT RESOLVED, that the undersigned (i) consent under Section 4.4(a) of the Operating Agreement to the sale and purchase of the Units by International Isotopes and (ii) waive the requirement under Section 4.4(f) of the Operating Agreement for registration of the Units under applicable securities laws or the receipt of a legal opinion in lieu thereof.

Separate Unit Purchase

WHEREAS, in a transaction dated May [5] , 2008, International Isotopes exercised its option to purchase additional units of limited liability company interests from O’Kane pursuant to that certain Option and Unit Purchase Agreement dated April 12, 2007, and O’Kane sold and transferred to International Isotopes, five (5) units of limited liability company interests in the Company (the “O’Kane Units”).

NOW, THEREFORE, BE IT RESOLVED, that the undersigned (i) consent under Section 4.4(a) of the Operating Agreement to the sale and purchase of the O’Kane Units by International Isotopes and (ii) waive the requirement under Section 4.4(f) of the Operating Agreement for registration of the O’Kane Units under applicable securities laws or the receipt of a legal opinion in lieu thereof.

Operating Agreement

FURTHER RESOLVED, that Exhibit C to the Operating Agreement, describing the number of units of limited liability company interests owned by each of the members, is hereby amended to reflect that the following members own the number units of limited liability company interests opposite his or its respective name:

Name	Number of Units
Allberg	[37.5]
Ouimette	[15]
O'Kane	[7.5]
International Isotopes, Inc.	21.5

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned being all the Members of the Company have executed this unanimous written consent as of the dates set forth below.

Date:	Keith Allberg
Date:	Peter Ouimette
Date:	Randall O’Kane
Date:	International Isotopes, Inc. By: Steve T. Laflin Its: President and CEO
Date:	Andrea Menosky
Date:	Kymberlie Stutz
Date:	Jenette Garbaz
Date:	Andrea Menosky

EXHIBIT B

CONFIDENTIAL INVESTOR QUESTIONNAIRE

Name of Purchaser

State of Domicile of Purchaser

Common Stock
Type of Capital Stock Being Purchased

Per Unit Price / Total Transaction Value

INTERNATIONAL ISOTOPES, INC.

CONFIDENTIAL INVESTOR QUESTIONNAIRE

INSTRUCTIONS:  IN ORDER TO PURCHASE SHARES OF INTERNATIONAL ISOTOPES, INC., YOU MUST COMPLETE THIS QUESTIONNAIRE BY FILLING IN THE INFORMATION CALLED FOR, CHECKING THE APPROPRIATE BOXES, AND SIGNING AT PAGE 4.  PLEASE RETURN THE COMPLETED QUESTIONNAIRE TO:

Steve T. Laflin, President and CEO
International Isotopes, Inc.
4137 Commerce Circle

Idaho Falls, ID  83401

1

INTERNATIONAL ISOTOPES, INC.

CONFIDENTIAL INVESTOR QUESTIONNAIRE

TO:

International Isotopes, Inc.

4137 Commerce Circle

Idaho Falls, ID  83401

Attn: Steve T. Laflin, President and CEO

Ladies and Gentlemen:

In connection with the proposed purchase of shares of common stock (the “Shares”) of International Isotopes, Inc. (the “Company”), the undersigned hereby represents as follows:

1.

Representations as to Accredited Investor Status.  The undersigned has read the definition of “Accredited Investor” from Rule 501 of Regulation D attached hereto as Exhibit A, and certifies that the undersigned is an “Accredited Investor” for one or more of the following reasons:

☐

(a)

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000;

☐

(b)

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year;

☐

(c)

The undersigned is a director or executive officer or general partner of the Company which is issuing and selling the Shares;

☐

(d)

The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit, charitable organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000;

_____________________________________________________________________________

_____________________________________________________________________________

(describe entity)

☐

(e)

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii);

☐

(f)

The undersigned is an entity, all the equity owners of which are “accredited investors” within one or more of the above categories.  [If relying upon this category alone, each equity owner must complete a separate copy of this Questionnaire];

_____________________________________________________________________________

_____________________________________________________________________________

(describe entity)

☐

(g)

a bank, insurance company, registered investment company, business development company, or small business investment company; or

2

☐

(h)

an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million.

2.

Entity Type.  The undersigned is:

☐

An individual

☐

A corporation

☐

A partnership

☐

A trust

☐

Other________________________________

3.

Tax I.D. Number.  The social security number or federal tax I.D. number of the undersigned is: _____________________.

4.

Address.  The address of the undersigned is: _______________________________________________________

______________________________________________________________________________________________

5.

Entity.  If the undersigned is an entity:

Phone:

_____________________________________________

Fax:

_____________________________________________

Contact:

_____________________________________________

6.

Individuals.  If the undersigned is an individual:

Name of Employer: _________________________________________

Position:

_____________________________________________

7.

Institutions.  If the undersigned is an institution:

Nature of business: ________________________________________

Date of inception of business: ________________________________

8.

Experience.  Has the undersigned previously made speculative investments in privately-held companies?

☐

  YES

☐

  NO

The representations, warranties and covenants herein contained and in the Subscription Agreement are made and given by Purchaser to induce the Company to transfer the Shares to Purchaser on the books of the Company.

3

Purchaser acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless the Company and any other person or entity relying upon such information thereof from and against any and all loss, damage, or liability due to or arising out of a breach of any representation, warranty, or acknowledgement of Purchaser contained in this Agreement.

Very truly yours,

_____________________________________________

_____________________________________________

Dated:  __________________, 2008

Accepted and Approved by the

Company

By:____________________________

      Steve T. Laflin, President and CEO

4

EXHIBIT A

TO CONFIDENTIAL INVESTOR QUESTIONNAIRE

Rule 501.

Definitions and Terms Used in Regulation D.

As used in Regulation D, the following terms have the meaning indicated:

(a)

Accredited Investor.  “Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)

Any bank as defined in section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)

Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3)

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)

Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,0000,000;

(6)

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)

Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(8)

Any entity in which all of the equity owners are accredited investors.

[Remainder omitted]